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PROSPECTUS                                                     JANUARY 2, 1996
                                                      AS REVISED APRIL 1, 1996

                           DREYFUS BALANCED FUND, INC.
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        DREYFUS BALANCED FUND, INC. (THE "FUND") IS AN OPEN-END,
NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. ITS GOAL IS LONG-TERM CAPITAL GROWTH AND CURRENT INCOME, CONSISTENT WITH REASONABLE INVESTMENT RISK.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 2, 1996, AS REVISED APRIL 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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                              TABLE OF CONTENTS
                                                                         PAGE
             ANNUAL FUND OPERATING EXPENSES ...................            3
             CONDENSED FINANCIAL INFORMATION...................            3
             DESCRIPTION OF THE FUND...........................            4
             MANAGEMENT OF THE FUND............................            6
             HOW TO BUY FUND SHARES............................            7
             SHAREHOLDER SERVICES..............................            9
             HOW TO REDEEM FUND SHARES.........................           12
             SHAREHOLDER SERVICES PLAN.........................           14
             DIVIDENDS, DISTRIBUTIONS AND TAXES................           15
             PERFORMANCE INFORMATION...........................           16
             GENERAL INFORMATION...............................           17
             APPENDIX..........................................           18
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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      This Page Intentionally Left Blank
       Page 2

                        ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average daily net assets)
    Management Fees ....................................................................                 .60%
    Other Expenses......................................................................                 .44%
    Total Fund Operating Expenses ......................................................                1.04%

EXAMPLE:                                          1 YEAR           3 YEARS           5 YEARS           10 YEARS
    You would pay the following
    expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at
    the end of each time period:                   $11               $33               $57               $127

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund" and "Shareholder Services Plan."
                  CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst &Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                                FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                           YEAR ENDED AUGUST 31,
                                                                                    ----------------------------------
PER SHAREDATA:                                                                         1993(1)       1994        1995
                                                                                       ------       ------      ------
  Net asset value, beginning of year........................................           $12.50       $13.28      $13.72
                                                                                       ------       ------      ------
  INVESTMENT OPERATIONS:
  Investment income--net ...................................................              .39          .41         .54
  Net realized and unrealized gain on investments...........................              .71          .59        1.99
                                                                                       ------       ------      ------
  TOTAL FROM INVESTMENT OPERATIONS..........................................             1.10         1.00        2.53
                                                                                       ------       ------      ------
  DISTRIBUTIONS:
  Dividends from investment income-net......................................             (.32)        (.42)       (.51)
  Dividends from net realized gain on investments...........................               --         (.14)       (.13)
                                                                                       ------       ------      ------
  TOTAL DISTRIBUTIONS.......................................................             (.32)        (.56)      (.64)
                                                                                       ------       ------      ------
  Net asset value, end of year..............................................           $13.28       $13.72     $15.61
                                                                                       ======       =======    ======
TOTAL INVESTMENT RETURN                                                                  8.88%(2)     7.73%     19.03%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets ..................................              .23%(2)      .69%      1.04%
  Ratio of net investment income to average net assets......................             3.46%(2)     3.26%      3.99%
  Decrease reflected in above expense ratios due to undertakings
  by The Dreyfus Corporation................................................             1.13%(2)      .41%        --
  Portfolio Turnover Rate...................................................            46.42%(2)    58.22%     72.42%
  Net Assets, end of year (000's omitted)...................................          $48,315      $82,848   $165,909
(1)From September 30, 1992 (commencement of operations) to August 31, 1993.
(2)Not annualized.

        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
      Page 3
                        DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide you with long-term capital growth and current income, consistent with reasonable investment risk. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES

        The Fund is managed as a balanced fund and invests in equity and debt securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities. Under normal market conditions, equity investments will range from 45% to 65% of the Fund's portfolio, with a benchmark allocation of 50%. Fixed income investments will range from 25% to 55%, with a benchmark allocation of 40%. Cash and cash equivalents will comprise between 0% and 25% of the Fund's portfolio, with a benchmark of 10%.


        In determining whether the Fund should invest in a particular equity security, The Dreyfus Corporation generally employs a value-oriented approach, utilizing a "bottom-up" equity selection process. Unlike a process that seeks equity securities of companies that are experiencing significant capital growth with the prospect that such growth will continue, the process used by the Fund involves seeking equity securities of companies that are generally disfavored or undervalued in the marketplace, but which, in the view of The Dreyfus Corporation, have certain characteristics indicating that those equity securities may achieve significant capital growth. The Dreyfus Corporation considers an equity security to be disfavored or undervalued if, among other things, that security is selling with a relatively low price to book ratio, low price to earnings ratio or higher than average dividend payment in relation to price. Of course, there can be no assurance that the equity securities actually purchased by the Fund under this process will produce such returns.

        In determining whether the Fund should invest in a particular debt security, The Dreyfus Corporation reviews the terms of the instrument and evaluates the creditworthiness of the issuer of the instrument, considering all factors which it deems relevant, including, as deemed applicable, a review of an issuer's cash flow; level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the issuer's industry. The Dreyfus Corporation, however, will not rely on its ability to predict correctly movements in the direction of interest rates. The Fund will seek to provide a positive real rate of return each year from its debt security investments by investing in debt securities that have short to intermediate maturities and offer the highest return relative to investment grade instruments in general.
        The equity securities in which the Fund may invest consist of common stocks, preferred stocks and convertible securities, as well as warrants to purchase such securities. The Fund will be particularly alert to companies which offer opportunities for capital appreciation and growth of earnings.
        The debt securities in which the Fund may invest must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's and BBB by S&P, Fitch and Duff are considered investment grade obligations which lack outstanding investment characteristics and have speculative characteristics as well. See "Appendix" in the Statement of Additional Information. The debt securities
         Page 4
in which the Fund invests have remaining maturities of 40 years or less and, under normal market conditions, the dollar-weighted average maturity of the Fund's portfolio invested in debt securities is expected to be between two and ten years. During periods of rapidly rising interest rates, the dollar-weighted average portfolio maturity of the Fund's debt portfolio may be shortened to one year or less.
        While seeking desirable investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        The Fund's annual portfolio turnover rate is not expected to exceed 100%. In an effort to increase returns, the Fund may engage in various investment techniques, such as leveraging and lending portfolio securities. See also "Appendix_Investment Techniques" below and "Investment Objective and Management Policies--Management Policies"in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.
FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix" in the Statement of Additional Information.
FOREIGN SECURITIES -- The Fund's portfolio may contain securities of foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect an investment in these securities and the possible seizure or nationalization of foreign deposits.
      Page 5
USE OF DERIVATIVES -- The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments, which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix -- Investment Techniques -- Use of Derivatives" below and "Investment Objective and Management Policies -- Management Policies -- Derivatives"in the Statement of Additional Information.
NON-DIVERSIFIED STATUS -- The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. The Fund may not invest more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                          MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of October 31, 1995, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than 1.8 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Maryland law. The Fund's primary portfolio manager is Timothy M. Ghriskey, Senior Portfolio Manager for The Dreyfus Corporation. He has held that position since March 1996, and has been employed by The Dreyfus Corporation since July 1995. From 1985 to June 1995, Mr. Ghriskey was Vice President and Associate Managing Partner of Loomis, Sayles & Company. The Fund's other portfolio managers are identifiedin the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund as well as for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international
       Page 6
markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.
        For the fiscal year ended August 31, 1995, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The
Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent company is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The
Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
                          HOW TO BUY FUND SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal
IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of
The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right
         Page 7
to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC
Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege
or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus
Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence,
Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900117176/Dreyfus Balanced Fund, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m.,
           Page 8
New York time), on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. Certain securities may be valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plan or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                             SHAREHOLDER SERVICES
FUND EXCHANGES -- You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call
1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. See "How to Redeem Fund Shares_Procedures." Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made.
      Page 9
Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes." DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may
charge a service fee for the use of this Privilege. No such fee currently is contemplated. See "Dividends, Distributions and Taxes." For more information concerning this Privilege and the Funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected
        Page 10
by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social
Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this
Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN -- Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the
Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.
DREYFUS STEP PROGRAM -- Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC-Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step
Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620.
You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the
         Page 11
Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plans may do so only for IRAs, SEP- IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACHpermits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only such an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the
Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS -- The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                         HOW TO REDEEM FUND SHARES
GENERAL -- You may request redemption of your shares at any time. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL
         Page 12
BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE
OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES -- You may redeem shares by using the regular redemption procedure through the Transfer Agent, or if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire
Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        You may redeem shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O.
Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED
TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must
        Page 13
be guaranteed. The Transfer Agent has adopted standards and
procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program.
 If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any
30-day period. You may telephone redemption requests by calling
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning l-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                       SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
         Page 14
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily declares and pays dividends from net investment income quarterly, and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. Depending upon the composition of the Fund's income, all or a portion of the dividends derived from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
         Page 15
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended August 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.
         Page 16
                            GENERAL INFORMATION
        The Fund was incorporated under Maryland law on June 9, 1992, and commenced operations on September 30, 1992. The Fund is authorized to issue 300 million shares of Common Stock, par value $.001 per share. Each share has one vote.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-laws, the holders of at least l0% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.
          Page 17
                                 APPENDIX
INVESTMENT TECHNIQUES
LEVERAGE -- Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.
LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3%
of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. TheFund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
USE OF DERIVATIVES -- Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Fund can increase, decrease or change the risk of its portfolio by making investments in specific securities.
        In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed at the time the Fund enters into the commitment. However, the Fund does not make payment until it receives delivery from the other party to the transaction. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government
          Page 18
securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES -- Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.
MORTGAGE-RELATED SECURITIES -- Mortgage-related securities are a form of Derivative collateralized by pools of mortgages assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association and government-related organizations such as the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. For further discussion concerning the investment considerations involved, see "Description of the Fund -- Investment Considerations and Risks -- Fixed-Income Securities" and "Illiquid Securities" below.
ASSET-BACKED SECURITIES -- Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital
         Page 19
account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.
        Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
MONEY MARKET INSTRUMENTS -- The Fund may invest, in the circumstances described under "Description of the Fund--Management Policies," in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.
        Page 20
ZERO COUPON AND STRIPPED SECURITIES _ The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For a discussion of the potential tax implications of such investments, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.
ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
        Page 21
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        Page 22
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        Page 23
DREYFUS
Balanced
Fund, Inc.

Prospectus
(LION LOGO)
Registration Mark

Copy Rights 1996, Dreyfus Service Corporation
                                          222p040196



__________________________________________________________________________

                         DREYFUS BALANCED FUND, INC.
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                  JANUARY 2, 1996, As Revised April 1, 1996


__________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Balanced Fund, Inc. (the "Fund"), dated January 2, 1996, as revised April 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtis Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

           Call Toll Free -- 1-800-645-6561
           In New York City -- Call 1-718-895-1206
           Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS

                                                             Page

Investment Objective and Management Policies . . . . . . .   B-2
Management of the Fund . . . . . . . . . . . . . . . . . .   B-7
Management Agreement . . . . . . . . . . . . . . . . . . .   B-11
Shareholder Services Plan. . . . . . . . . . . . . . . . .   B-13
Purchase of Fund Shares. . . . . . . . . . . . . . . . . .   B-14
Redemption of Fund Shares. . . . . . . . . . . . . . . . .   B-15
Shareholder Services . . . . . . . . . . . . . . . . . . .   B-17
Determination of Net Asset Value . . . . . . . . . . . . .   B-20
Dividends, Distributions and Taxes . . . . . . . . . . . .   B-20
Performance Information. . . . . . . . . . . . . . . . . .   B-21
Portfolio Transactions . . . . . . . . . . . . . . . . . .   B-22
Information About the Fund . . . . . . . . . . . . . . . .   B-23
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors . . . . . . . . . . . .   B-23
Appendix . . . . . . . . . . . . . . . . . . . . . . . . .   B-25
Financial Statements . . . . . . . . . . . . . . . . . . .   B-30
Report of Independent Auditors . . . . . . . . . . . . . .   B-40



                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities

     Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These investments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Fund may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Convertible Securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. As with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Mortgage-Related Securities

     Government-Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

     Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

     Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

     Leverage. For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.

     Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Board at any time. The Fund may not:

     1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate. In particular, the Fund may purchase mortgage-backed securities and real estate investment trust securities.

     3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3, 9 and 10 may be deemed to give rise to a senior security.

     8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     10. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

     11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     13. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act, or those received as part of a merger or consolidation.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND

     Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Directors of the Fund

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's Distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino is Chairman of the Board of the Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is 52 years old and his address is 200 Park Avenue, New York, New York 10166.

*DAVID P. FELDMAN, Director.  Corporate Vice President--Investment
     Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. Mr. Feldman is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

JOHN M. FRASER, JR., Director. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. He was Executive Vice President of Flagship Cruises Ltd. from September 1975 to June 1978. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. Mr. Fraser is 74 years old and his address is 133 East 64th Street, New York, New York 10021.

ROBERT R. GLAUBER, Director.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is also a director of MidOcean Reinsurance Co. Ltd. and Cooke & Bieler, Inc., investment counselors. Mr. Glauber is 56 years old and his address is 79 John
     F. Kennedy Street, Cambridge, Massachusetts 02138.

JAMES F. HENRY, Director.  President of the CPR Institute for Dispute
     Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of that firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976.
     Mr. Henry is 65 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.

ROSALIND GERSTEN JACOBS, Director. Director of Merchandise and Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. Mrs. Jacobs is 70 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

IRVING KRISTOL, Director.  John M. Olin Distinguished Fellow of the
     American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; from September 1969 to August 1979, he was Henry R. Luce Professor of Urban Values at New York University; from 1975 to 1990, he was a director of Lincoln National Corporation, an insurance company; and from 1977 to 1990, he was a director of Warner-Lambert Company, a pharmaceutical and consumer products company. Mr. Kristol is 75 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.

DR. PAUL A. MARKS, Director.  President and Chief Executive Officer of
     Memorial Sloan-Kettering Cancer Center. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. From 1976 to 1991, he was a director of the Charles H. Revson Foundation; from 1992 to 1993, he was a director of Biotechnology General, Inc., a biotechnology development company; and from 1991 to 1995 he was a director of National Health Laboratories, a national clinical diagnostic laboratory. He is also a director of Pfizer, Inc., a pharmaceutical company, Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology, and Tularik, Inc., a biotechnology company, and a limited partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. Dr. Marks is 69 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.

DR. MARTIN PERETZ, Director. Editor-in-Chief of The New Republic magazine and a lecturer in Social Studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School, and the Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, and a director of LeukoSite Inc., a biopharmaceutical company. From 1988 to 1989, he was a director of Bank Leumi Trust Company of New York; and from 1988 to 1991 he was a director of Carmel Container Corporation. Dr. Peretz is 56 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.

BERT W. WASSERMAN, Director.  Financial Consultant.  From January 1990 to
     March 1995, Executive Vice President and Chief Financial Officer, and from January 1990 to March 1993 a director, of Time Warner Inc; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is also a member of the Chemical Bank National Advisory Board and a director of The New Germany Fund, Mountasia Entertainment International, Inc. and the Lillian Vernon Corporation. Mr. Wasserman is 63 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended August 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, is as follows:

                                                                                                     (5)
                                                     (3)                                            Total
                               (2)               Pension or                (4)               Compensation from
      (1)                  Aggregate         Retirement Benefits       Estimated Annual        Fund and Fund
  Name of Board          Compensation from   Accrued as Part of        Benefits Upon           Complex Paid to
   Member                   Fund*             Fund's Expenses           Retirement             Board Members
-----------------        ------------------  -------------------       -----------------     ------------------
Joseph S. DiMartino       $1,214              none                       none                $445,000**(93)

David P. Feldman          $1,471              none                       none                $ 85,631(37)

John M. Fraser, Jr.       $2,000              none                       none                $ 46,766(14)

Robert R. Glauber         $2,000              none                       none                $ 79,696(20)

James F. Henry            $2,000              none                       none                $ 44,946(10)

Rosalind Gersten Jacobs   $2,000              none                       none                $ 57,638(20)

Irving Kristol            $2,000              none                       none                $ 44,946(10)

Dr. Paul A. Marks         $1,750              none                       none                $ 44,946(10)

Dr. Martin Peretz         $2,000              none                       none                $ 44,946(10)

Bert W. Wasserman         $2,000              none                       none                $ 40,720(10)
___________________________
*    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $472 for all Board members as a group.
**   Estimated amount for the year ended December 31, 1995.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  Director, President, Chief
     Operating Officer and Compliance Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary. Vice President and Associate General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 34 years old.

JOSEPH F. TOWER, III, Assistant Treasurer.  Senior Vice President,
     Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
     Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.

MARGARET PARDO, Assistant Secretary. An employee of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Board members and officers of the Fund, as a group, owned less than 1% of the Fund's shares of common stock outstanding on October 24, 1995.

     The following persons are known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of October 24, 1995:
Dreyfus Trust Company, as trustee for FDC Incentive Savings Plan, 144 Glenn Curtiss Boulevard, Uniondale, New York 11556--25.10%; Charles Schwab & Co. Inc.--Reinvestment Account, Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122--15.19%. Under applicable trust law, Fund shares held in trust by the Dreyfus Trust Company are beneficially owned by plan participants having an interest in such trust. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, approved the Agreement at a meeting held on June 5, 1995. Shareholders of the Fund approved the Agreement on August 2, 1994. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Green, Julian M. Smerling and David B. Truman, directors.

     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Donald C. Geogerian, Timothy M. Ghriskey, C. Matthew Olson and Ernest G. Wiggins, Jr. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, the Fund is subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. See "Shareholder Services Plan."

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the period from September 30, 1992 (commencement of operations) through August 31, 1993, and for the fiscal years ended August 31, 1994 and 1995, the management fees payable by the Fund amounted to $118,046, $398,658 and $693,265, respectively; however, pursuant to undertakings in effect, the Manager reduced its fee by $118,046 for the period from September 30, 1992 (commencement of operations) through August 31, 1993 and $269,761 for the fiscal year ended August 31, 1994, resulting in no fee being paid by the Fund in fiscal 1993 and a net fee of $128,897 paid in fiscal 1994.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                          SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended August 31, 1995, the Fund reimbursed Dreyfus Service Corporation $288,860 pursuant to the Plan.

                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day folllowing such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Dreyfus TeleTransfer Privilege."

     Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a nominal transaction fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of share certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; or other conditions.

     There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                              Transfer Agent's
           Transmittal Code                   Answer Back Sign

                144295                        144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds which impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum or subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Manager. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


     Management believes that the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended August 31, 1995. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Depending on the composition of the Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that
(i) the Fund's income consists of dividends paid by U.S. corporations and
(ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the Fund held by them with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information."

     The Fund's current yield for the 30-day period ended August 31, 1995 was 4.07%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     The Fund's average annual return for the 1 and 2.921 year periods ended August 31, 1995 (the Fund's fiscal year end) was 19.03% and 12.11%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for the period September 30, 1992 (commencement of operations) through August 31, 1995 (the Fund's fiscal year end) was 39.61%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time advertising materials for the Fund may refer to Morningstar ratings and related analysis supporting the ratings.


                           PORTFOLIO TRANSACTIONS

     The Manager supervises the placement of orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the Manager's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fee is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligation to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades, in certain cases, may result from two or more clients the Manager might advise being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     For the period September 30, 1992 (commencement of operations) through August 31, 1993 and for the fiscal years ended 1994 and 1995, the Fund paid total brokerage commissions of $53,266, $71,142 and $104,786, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions do not include gross spreads and concessions on principal transactions, which, where determinable, amounted to $62,478, $244,004 and $54,186, respectively, for such periods, none of which was paid to the Distributor.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


          TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                          AND INDEPENDENT AUDITORS

     Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbured for certain out-of-pocket expenses. The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's investments. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Fund's
Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.



                                  APPENDIX

     Description of certain ratings assigned by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):

S&P

Bond Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                                     AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                     AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                      A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                     BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment.
Considerable variability in risk during economic cycles.

     Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.




DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS                                                                                         AUGUST 31, 1995
                                                                                                   PRINCIPAL
BONDS AND NOTES-60.9%                                                                                AMOUNT           VALUE
                                                                                               -----------------  ---------------
      AEROSPACE-.3%                  Raytheon, Notes,
                                       6 1/2%, 2005...................................             $   525,000        $   516,400
                                                                                                                  ----------------
      BANKING-4.5%                   Chemical Banking, Sub. Deb.,
                                       6 1/2%, 2009...................................               1,000,000            929,951
                                     Citicorp, Medium-Term Notes,
                                       7.07%, 2000....................................               2,500,000          2,538,170
                                     MBNA American Bank, Medium-Term Notes,
                                        5.975%, 1997..................................               2,500,000(a)       2,499,523
                                     Nationsbank, Sr. Medium-Term Notes,
                                       6 1/8%, 1995...................................               1,500,000(a)       1,498,906
                                                                                                                  ----------------
                                                                                                                        7,466,550
                                                                                                                  ----------------
      FINANCE-8.3%                   Ameritech Capital Funding, Notes
                                       (Gtd. by Ameritech),
                                        5.925%, 1998..................................               2,000,000(a)       2,003,798
                                     Banco Commercial Itialiano, Sub. Ctfs.,
                                       8 1/4%, 2007.........................                         3,025,000          3,157,177
                                     CoreStates Capital, Sr. Medium-Term Notes,
                                       6.35%, 1996....................................               1,000,000(a)       1,000,000
                                     General Motors Acceptance, Notes,
                                       6.437%, 1998...................................               2,000,000(a)       1,996,800
                                     Household Finance, Sr. Medium-Term Notes,
                                       7%, 2000.......................................               2,500,000          2,535,105
                                     Norwest, Medium-Term Notes,
                                       6.80%, 2002....................................               3,000,000          3,016,683
                                                                                                                  ----------------
                                                                                                                       13,709,563
                                                                                                                  ----------------
      FOOD & BEVERAGE-1.5%           Coca-Cola Enterprises, Deb.,
                                       8 3/4%, 2017...................................               2,450,000          2,545,234
                                                                                                                  ----------------
      INDUSTRIAL-3.7%                American Brands, Notes,
                                       9 1/8%, 2016...................................               2,766,000          2,918,655
                                     First Union, Sub. Notes,
                                       8.77%, 2004....................................               3,000,000          3,203,574
                                                                                                                  ----------------
                                                                                                                        6,122,229
                                                                                                                  ----------------
      OIL AND GAS-1.0%               Consolidated Natural Gas, Deb.,
                                       8 5/8%, 2011...................................               1,500,000          1,600,125
                                                                                                                  ----------------
      POLLUTION CONTROL-.4%          Waste Management, Notes,
                                       4 5/8%, 1996...................................                 750,000            744,466
                                                                                                                  ----------------
      TELECOMMUNICATIONS-3.2%.       Pacific Bell, Notes,
                                       7%, 2004.......................................               2,530,000          2,552,707
                                     Telecommunications, Medium-Term Notes,
                                       7.49%, 2003....................................               2,700,000          2,700,000
                                                                                                                  ----------------
                                                                                                                        5,252,707
                                                                                                                  ----------------




DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             AUGUST 31, 1995
                                                                                                     PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                           AMOUNT           VALUE
                                                                                             -------------------  ----------------

       FOREIGN-2.6%                  Canada, Deb.,
                                       6 3/8%, 2005...................................           $   1,500,000       $  1,473,282
                                     Swedish Export Credit, Eurobonds,
                                       8 5/8%, 2026...................................               2,750,000          2,818,750
                                                                                                                  ----------------
                                                                                                                        4,292,032
                                                                                                                  ----------------
       OTHER-3.3%.                   Case Equipment Loan Trust 1994-A,
                                       Asset Backed Ctfs.,
                                       Cl. A-2, 4.65%, 1999...........................                 905,312            897,617
                                     First USA Credit Card Master Trust,
                                       Asset Backed Ctfs.,
                                       Ser. 1994-5, Cl. A, 6.015%, 2000...............               2,000,000(a)       2,002,400
                                     GMAC 1993-B Grantor Trust,
                                       Asset Backed Ctfs.,
                                       Cl. A, 4%, 1998................................                 222,927            219,236
                                     Premier Auto Trust 1995-3
                                       Asset Backed Ctfs.,
                                       Cl. A-3, 5.95%, 1998...........................               2,330,000          2,321,519
                                     World Omni 1992-A Grantor Trust,
                                       Asset Backed Ctfs.,
                                       Cl. A, 4 3/4%, 1998............................                   9,228              9,171
                                                                                                                  ----------------
                                                                                                                        5,449,943
                                                                                                                  ----------------
       U.S. GOVERNMENT
       AND AGENCIES-32.2%            Federal Farm Credit Banks,
                                       Consolidated Systemwide Medium-Term Notes:
                                       6.10%, 11/1/1995...............................               3,800,000          3,805,765
                                       5.60%, 8/26/1997...............................                 250,000            247,374
                                       7.03%, 5/4/1998................................               2,500,000          2,521,973
                                     Federal Home Loan Banks,
                                       Medium-Term Notes,
                                       7 5/8%, 10/14/1999.............................               2,000,000          2,057,812
                                     Federal Home Loan Mortgage Corp., Deb.,
                                       4 1/2%, 12/31/1995.............................                 899,221            896,650
                                     Federal National Mortgage Association,
                                        Real Estate Mortgage Investment Conduit:
                                        5.72%, 11/15/1995.............................               3,000,000          3,000,960
                                        Ser. 93-146B, Zero Coupon, 11/1/1996(b).......                 900,000            796,500
                                        Ser. 91-169, Cl. PG, 6 3/4%, 8/15/1996........               1,025,881          1,023,256
                                        Ser. 92-112, Cl. D, 7%, 6/25/2018.............               1,000,000            999,100
                                     U.S. Department of Housing and Urban Development,
                                       Gtd. Participation Ctfs.,
                                       Ser. 95-A, 8.15%, 8/1/2000.....................               3,000,000          3,210,000
                                     U.S. Treasury Bonds:
                                       7 1/4%, 5/15/2016..............................              11,950,000         12,596,053
                                       7 1/2%, 11/15/2016.............................               2,700,000          2,924,016

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              AUGUST 31, 1995
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                         AMOUNT              VALUE
                                                                                               -----------------  ----------------

       U.S. GOVERNMENT
       AND AGENCIES (CONTINUED)      U.S. Treasury Notes:
                                       3 7/8%, 10/31/1995.............................          $    1,800,000        $  1,795,079
                                       7 1/2%, 1/31/1996..............................                 750,000             755,684
                                       5 1/2%, 7/31/1997..............................                 750,000             745,547
                                       5 3/4%, 10/31/1997.............................               3,000,000           2,992,500
                                       6%, 11/30/1997.................................                 750,000             751,875
                                       5 5/8%, 1/31/1998..............................                 700,000             695,516
                                       5 1/8%, 3/31/1998..............................                 350,000             343,383
                                       5 1/8%, 11/30/1998.............................               1,000,000             975,000
                                       5%, 1/31/1999..................................               2,725,000           2,640,269
                                       7 1/8%, 9/30/1999..............................               2,500,000           2,594,140
                                       7 1/2%, 5/15/2002..............................               4,300,000           4,610,408
                                       5 7/8%, 2/15/2004..............................                 375,000             364,453
                                                                                                                  ----------------
                                                                                                                        53,343,313
                                                                                                                  ----------------


                                     TOTAL BONDS AND NOTES
                                       (cost $99,678,217).............................                                $101,042,562
                                                                                                                  ================


COMMON STOCKS-34.8%                                                                                    SHARES
                                                                                                   --------------
       BANKING-6.2%..................Bank of New York.................................                  81,000       $  3,523,500
                                     Citicorp.........................................                  53,700          3,564,338
                                     First Interstate Bancorp.........................                  33,100          3,161,050
                                                                                                                  ----------------
                                                                                                                        10,248,888
                                                                                                                  ----------------
       CHEMICALS-2.2%................Olin.............................................                  56,600          3,657,775
                                                                                                                  ----------------
       CONGLOMERATES-1.0%............Wal-Mart Stores..................................                  64,800           1,595,700
                                                                                                                  ----------------
       CONSUMER-3.2%.................Fluor............................................                  20,300           1,187,550
                                     Nike, Cl. B......................................                  12,500           1,157,812
                                     Topps............................................                 490,900           2,945,400
                                                                                                                  ----------------
                                                                                                                         5,290,762
                                                                                                                  ----------------
       ELECTRONICS-2.0%..............Teradyne.........................................                  29,200(c)        1,105,950
                                     Texas Instruments................................                  30,600           2,291,175
                                                                                                                  ----------------
                                                                                                                         3,397,125
                                                                                                                  ----------------
       FINANCIAL SERVICES-1.6%.......Equifax..........................................                  69,500           2,701,812
                                                                                                                  ----------------
       FOOD & BEVERAGE-.9%...........Wendy's International............................                  78,500           1,540,562
                                                                                                                  ----------------
       HEALTH CARE-4.1%..............Humana...........................................                 119,600           2,182,700
                                     Pfizer...........................................                  65,200           3,219,250
                                     United Healthcare................................                  32,700           1,381,575
                                                                                                                  ----------------
                                                                                                                         6,783,525
                                                                                                                  ----------------
       MACHINERY-1.7%................Caterpillar......................................                  24,800           1,664,700
                                     Deere & Co.......................................                  13,900           1,188,450
                                                                                                                  ----------------
                                                                                                                         2,853,150
                                                                                                                  ----------------


DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              AUGUST 31, 1995
COMMON STOCKS (CONTINUED)                                                                            SHARES              VALUE
                                                                                              ------------------  ----------------

       OIL & GAS-.7%.................Schlumberger Ltd.................................                  17,500        $  1,128,750
                                                                                                                  ----------------
       PHARMACEUTICALS-3.0%..........Merck & Co.......................................                  52,400           2,613,450
                                     Schering-Plough..................................                  49,000           2,284,625
                                                                                                                  ----------------
                                                                                                                         4,898,075
                                                                                                                  ----------------
       REAL ESTATE-2.5%..............Chelsea GCA Realty...............................                  82,900           2,487,000
                                     HGI Realty.......................................                  66,900           1,680,863
                                                                                                                  ----------------
                                                                                                                         4,167,863
                                                                                                                  ----------------
       RETAIL-3.1%...................Limited..........................................                 109,900           2,033,150
                                     Price Costco.....................................                 187,500           3,164,062
                                                                                                                  ----------------
                                                                                                                         5,197,212
                                                                                                                  ----------------
       TECHNOLOGY-2.6%...............EMC..............................................                  82,100(c)        1,683,050
                                     International Business Machines..................                  25,000           2,584,375
                                                                                                                  ----------------
                                                                                                                         4,267,425
                                                                                                                  ----------------

                                     TOTAL COMMON STOCKS
                                       (cost $46,705,879).............................                               $  57,728,624
                                                                                                                  ================


                                                                                                       PRINCIPAL
SHORT-TERM INVESTMENTS-3.0%                                                                            AMOUNT           VALUE
                                                                                                ----------------  ----------------
       U.S. TREASURY BILLS:..........5.38%, 9/21/1995
                                     (cost $5,001,008)................................            $  5,016,000        $  5,000,902
                                                                                                                  ================
TOTAL INVESTMENTS (cost $151,385,104).................................................                   98.7%        $163,772,088
                                                                                                       =========  ================
CASH AND RECEIVABLES (NET)............................................................                    1.3%        $  2,137,204
                                                                                                       =========  ================
NET ASSETS............................................................................                  100.0%        $165,909,292
                                                                                                       =========  ================

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Variable rate security--interest rate subject to periodic change.
    (b) This date represents the projected maturity date, the stated maturity date is 5/25/2023.
    (c)  Non-income producing.



See notes to financial statements.

DREYFUS BALANCED FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                              AUGUST 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $151,385,104)-see statement.....................................                                         $163,772,088
    Cash....................................................................                                            1,430,807
    Receivable for investment securities sold...............................                                            2,736,279
    Interest and dividends receivable.......................................                                            1,676,810
    Receivable for shares of Common Stock subscribed........................                                                9,494
    Prepaid expenses........................................................                                               41,431
    Due from The Dreyfus Corporation........................................                                               12,844
                                                                                                                  ----------------
                                                                                                                      169,679,753
LIABILITIES:
    Payable for investment securities purchased.............................                          $3,611,919
    Accrued expenses and other liabilities..................................                             158,542         3,770,461
                                                                                                       ----------       ----------
NET ASSETS..................................................................                                          $165,909,292
                                                                                                                  ================

REPRESENTED BY:
    Paid-in capital.........................................................                                         $144,427,022
    Accumulated undistributed investment income-net.........................                                            1,075,756
    Accumulated undistributed net realized gain on investments..............                                            8,019,530
    Accumulated net unrealized appreciation on investments-Note 3...........                                           12,386,984
                                                                                                                  ----------------

NET ASSETS at value applicable to 10,631,082 shares outstanding
    (300 million shares of $.001 par value Common Stock authorized).........                                         $165,909,292
                                                                                                                  ================

NET ASSET VALUE, offering and redemption price per share
    ($165,909,292/10,631,082 shares)........................................                                               $15.61
                                                                                                                        ==========




See notes to financial statements.

DREYFUS BALANCED FUND, INC.
STATEMENT OF OPERATIONS                                                                                YEAR ENDED AUGUST 31, 1995
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                          $4,958,267
      Cash dividends........................................................                             859,146
                                                                                                  ---------------

          TOTAL INCOME......................................................                                         $  5,817,413
    EXPENSES:
      Management fee-Note 2(a)..............................................                             693,265
      Shareholder servicing costs-Note 2(b).................................                             352,915
      Professional fees.....................................................                              50,816
      Registration fees.....................................................                              42,484
      Custodian fees........................................................                              19,461
      Directors' fees and expenses-Note 2(c)................................                              18,692
      Prospectus and shareholders' reports..................................                               8,818
      Miscellaneous.........................................................                              16,712
                                                                                                  --------------

          TOTAL EXPENSES....................................................                                            1,203,163
                                                                                                                   ---------------

          INVESTMENT INCOME-NET.............................................                                            4,614,250
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                          $8,267,726
    Net unrealized appreciation on investments..............................                           9,201,437
                                                                                                  --------------

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                           17,469,163
                                                                                                                  ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $22,083,413
                                                                                                                   ===============



See notes to financial statements.


DREYFUS BALANCED FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                         YEAR ENDED AUGUST 31,
                                                                                                  --------------------------------
                                                                                                       1994               1995
                                                                                                  --------------    -------------
OPERATIONS:
    Investment income-net...................................................                        $  2,163,346     $  4,614,250
    Net realized gain on investments........................................                           1,084,707        8,267,726
    Net unrealized appreciation on investments for the year.................                           1,806,069        9,201,437
                                                                                                  ---------------   --------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                           5,054,122       22,083,413
                                                                                                  ---------------   --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                          (1,997,395)      (3,967,630)
    Net realized gain on investments........................................                            (595,034)        (839,686)
                                                                                                  ---------------   --------------
      TOTAL DIVIDENDS.......................................................                          (2,592,429)      (4,807,316)
                                                                                                  ---------------   --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                          70,591,550       96,785,162
    Dividends reinvested....................................................                           2,564,031        4,709,482
    Cost of shares redeemed.................................................                         (41,084,328)     (35,709,773)
                                                                                                  ---------------   --------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                          32,071,253       65,784,871
                                                                                                  ---------------   --------------
          TOTAL INCREASE IN NET ASSETS......................................                          34,532,946       83,060,968
NET ASSETS:
    Beginning of year.......................................................                          48,315,378       82,848,324
                                                                                                  ---------------   --------------
    End of year (including undistributed investment income-net:
      $429,136 in 1994 and $1,075,756 in 1995)..............................                       $  82,848,324     $165,909,292
                                                                                                  ===============   ==============


                                                                                                      SHARES            SHARES
                                                                                                  ---------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                           5,252,861        6,733,976
    Shares issued for dividends reinvested..................................                             194,979          336,603
    Shares redeemed.........................................................                          (3,049,797)      (2,476,932)
                                                                                                  ---------------   --------------
      NET INCREASE IN SHARES OUTSTANDING....................................                           2,398,043        4,593,647
                                                                                                  ===============   ==============



See notes to financial statements.

DREYFUS BALANCED FUND, INC.
FINANCIAL HIGHLIGHTS
    Reference is made to page 3 of the Fund's Prospectus dated January 2, 1996.

See notes to financial statements.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Other securities are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primari ly on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On September 28, 1995, the Board of Directors declared a cash dividend of $.151 per share from undistributed investment income-net, payable on September 29, 1995 (ex-dividend date), to shareholders of record as of the close of business on September 28, 1995.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides that the Fund may deduct from the fee to be paid to the Manager, or the Manager will bear such excess expense, to the extent required by state law, should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue-sky" regulations. There was no expense reimbursement during the year ended August 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1995, the Fund was charged an aggregate of $288,860 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended August 31, 1995, amounted to $143,489,625 and $75,617,774, respectively.
    At August 31, 1995, accumulated net unrealized appreciation on investments was $12,386,984, consisting of $13,423,434 gross unrealized appreciation and $1,036,450 gross unrealized depreciation.
    At August 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS BALANCED FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BALANCED FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statement of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
October 5, 1995